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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): MARCH 14, 2000


                                 C ME RUN CORP.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
      (State or other jurisdiction of incorporation or organization)

                0-25359                              65-0877745
        (Commission File Number)        (IRS Employer Identification Number)

                          1740 MASSACHUSETTS BOULEVARD
                        BOXBOROUGH, MASSACHUSETTS 01719
             (Address of principal executive offices and zip code)

                                 (561) 832-5698
              (Registrant's telephone number, including area code)


                                  cmerun, inc.
                       222 LAKEVIEW AVENUE, SUITE 160-146
                         WEST PALM BEACH, FLORIDA 33401
                           (Former name and address)

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ITEM 4.         OTHER EVENTS

     On March 14, 2000, the Board of Directors of C Me Run Corp. (the "Company"), pursuant to the Company's by-laws, increased the number of directors of the Company from one (1) to five (5).

     The Board of Directors, also pursuant to the Company's by-laws, appointed Mr. James Lovie, Mr. Chad Corneil, Mr. Frank Killoran and Mr. David Hayden to fill the newly-created vacancies on the Board of Directors.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 C ME RUN CORP.



Date: March 15, 2000                       By:  /s/ Cameron Chell
                                                --------------------------------
                                                Name:   Cameron Chell
                                                Title:  Chairman of the Board